Exhibit 99.1

Limestone Bancorp Reports Net Income of $2.8 million, or $0.38 per Share for the 1st Quarter of 2019

LOUISVILLE, Ky.--(BUSINESS WIRE)--April 24, 2019--Limestone Bancorp, Inc. (NASDAQ: LMST) (“the Company”), parent company of Limestone Bank (“the Bank”), today reported unaudited results for the first quarter of 2019. Net income for the first quarter of 2019 was $2.8 million, or $0.38 per basic and diluted common share, compared to net income of $1.9 million, or $0.31 per basic and diluted share, for the first quarter of 2018.

Net income before taxes and income tax expense was $3.0 million and $123,000, respectively for the first quarter of 2019, compared with $2.3 million and $329,000, respectively for the first quarter of 2018. Income tax expense for the first quarter of 2019 benefitted $341,000, or $0.05 per basic and diluted common share, from the establishment of a net deferred tax asset related to a change in Kentucky tax law enacted during the first quarter of 2019. The new law eliminates the Kentucky bank franchise tax, which is assessed at a rate of 1.1% of average capital, and implements a state income tax for the Bank at a statutory rate of 5%. The new Kentucky income tax will go into effect on January 1, 2021.

Net Interest Income – Net interest income was $9.0 million for the first quarter of 2019, compared to $8.7 million for the fourth quarter of 2018, and $8.2 million for the first quarter of 2018. Average loans increased to $766.5 million for the first quarter of 2019, compared to $765.5 million for the fourth quarter of 2018, and $724.2 million for the first quarter of 2018. Net interest margin was 3.61% for the first quarter of 2019, 3.46% for the fourth quarter of 2018, and 3.63% for the first quarter of 2018.

The yield on earning assets increased to 4.90% in the first quarter of 2019, compared to 4.66% in the fourth quarter of 2018, and 4.45% in the first quarter of 2018. Loan fee income can meaningfully impact net interest income, loan yields, and net interest margin. The amount of loan fee income included in total interest income was $546,000, $166,000, and $97,000 for the quarters ended March 31, 2019, December 31, 2018, and March 31, 2018, respectively. This represents 22 basis points, six basis points, and five basis points of yield on earning assets and net interest margin for the quarters ended March 31, 2019, December 31, 2018, and March 31, 2018, respectively. The cost of interest bearing liabilities was 1.57% for the first quarter of 2019, compared to 1.46% in the fourth quarter of 2018, and 0.96% in the first quarter of 2018.

Provision and Allowance for Loan Losses – The allowance for loan losses to total loans was 1.10% at March 31, 2019, compared to 1.16% at December 31, 2018, and 1.17% at March 31, 2018. Net loan charge-offs were $194,000 for the first quarter of 2019, compared to net loan recoveries of $324,000 for the first quarter of 2018. Based upon historically strong trends in asset quality and management’s assessment of risk in the loan portfolio, no provision for loan losses was recorded in the first quarter of 2019 or 2018.

Non-performing Assets – Non-performing assets, which include loans on nonaccrual, accruing troubled debt restructurings, loans past due 90 days and still accruing, and other real estate owned (“OREO”), decreased to $6.2 million, or 0.57% of total assets at March 31, 2019, compared with $6.4 million, or 0.60% of total assets at December 31, 2018, and $9.7 million, or 0.97% of total assets at March 31, 2018. Non-performing loans decreased to $2.8 million, or 0.36% of total loans at March 31, 2019, compared with $2.9 million, or 0.38% of total loans at December 31, 2018, and from $5.3 million, or 0.73% of total loans at March 31, 2018.

OREO at March 31, 2019, decreased to $3.3 million, compared with $3.5 million at December 31, 2018, and $4.4 million at March 31, 2018. Fair value write-downs arising from changing marketing strategies totaled $150,000 for the first quarter of 2019, compared to $60,000 for the first quarter of 2018.

Non-interest Income and Expense – Non-interest income was $1.3 million for the first quarter of 2019 and the first quarter of 2018. Non-interest expense increased $112,000, or 1.6% to $7.3 million for the first quarter of 2019, compared with $7.2 million for the first quarter of 2018. The increase from the first quarter of 2019 was primarily due to an increase in salaries and employee benefits of $127,000.

Capital – At March 31, 2019, the Bank’s Tier 1 leverage ratio was 9.88%, compared with 9.60% at December 31, 2018, and its Total risk-based capital ratio was 13.01% at March 31, 2019, compared with 12.88% at December 31, 2018. At March 31, 2019, the Company’s Tier 1 leverage ratio was 9.30%, compared with 9.00% at December 31, 2018, and its Total risk-based capital ratio was 12.32%, compared with 12.23% at December 31, 2018. At March 31, 2019, the Company’s Common equity Tier 1 risk-based capital ratio was 9.57%, compared with 9.44% at December 31, 2018.

About Limestone Bancorp, Inc.

Limestone Bancorp, Inc. (NASDAQ: LMST) is a Louisville, Kentucky-based bank holding company which operates banking centers in 12 counties through its wholly-owned subsidiary Limestone Bank. The Bank’s markets include metropolitan Louisville in Jefferson County and the surrounding counties of Henry and Bullitt, and extend south along the Interstate 65 corridor. The Bank serves southern and south central Kentucky from banking centers in Butler, Green, Hart, Edmonson, Barren, Warren, Ohio and Daviess counties. The Bank also has a banking center in Lexington, Kentucky, the second largest city in the state. Limestone Bank is a traditional community bank with a wide range of personal and business banking products and services.

Forward-Looking Statements

Statements in this press release relating to Limestone Bancorp’s plans, objectives, expectations or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “possible,” “seek,” “plan,” “strive” or similar words, or negatives of these words, identify forward-looking statements that involve risks and uncertainties. Although the Company's management believes the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could be inaccurate. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. Factors that could cause actual results to differ from those discussed in forward-looking statements include, but are not limited to: economic conditions both generally and more specifically in the markets in which the Company and its subsidiaries operate; competition for the Company's customers from other providers of financial services; government legislation and regulation, which change from time to time and over which the Company has no control; changes in interest rates; material unforeseen changes in liquidity, results of operations, or financial condition of the Company's customers; and other risks detailed in the Company's filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the Company. See Risk Factors outlined in the Company's Form 10-K for the year ended December 31, 2018.

Additional Information

Unaudited supplemental financial information for the first quarter ending March 31, 2019, follows.

LIMESTONE BANCORP, INC. Unaudited Financial Information (in thousands, except share and per share data)

	Three Months Ended
	3/31/19	3/31/18

Income Statement Data
Interest income	$12,186	$10,015
Interest expense	3,227	1,834
Net interest income	8,959	8,181
Provision (negative provision) for loan losses	—	—
Net interest income after provision	8,959	8,181

Service charges on deposit accounts	496	568
Bank card interchange fees	508	401
Bank owned life insurance income	99	99
Gain (loss) on sales and calls of securities, net	—	—
Other	181	183
Non-interest income	1,284	1,251

Salaries & employee benefits	3,915	3,788
Occupancy and equipment	898	895
Professional fees	165	205
Marketing expense	227	300
FDIC insurance	108	182
Data processing expense	313	324
State franchise and deposit tax	315	282
Deposit account related expense	281	219
Other real estate owned expense	166	82
Litigation and loan collection expense	46	53
Other	847	839
Non-interest expense	7,281	7,169

Income before income taxes	2,962	2,263
Income tax expense	123	329
Net income	2,839	1,934

Weighted average shares – Basic	7,469,912	6,285,420
Weighted average shares – Diluted	7,469,912	6,285,420

Basic earnings per common share	$0.38	$0.31
Diluted earnings per common share	$0.38	$0.31
Cash dividends declared per common share	$0.00	$0.00

LIMESTONE BANCORP, INC. Unaudited Financial Information (in thousands, except share and per share data)

	Three	Three	Three	Three	Three
	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18

Income Statement Data
Interest income	$12,186	$11,741	$11,120	$10,585	$10,015
Interest expense	3,227	3,037	2,708	2,211	1,834
Net interest income	8,959	8,704	8,412	8,374	8,181
Provision (negative provision) for loan losses	—	—	(350)	(150)	—
Net interest income after provision	8,959	8,704	8,762	8,524	8,181

Service charges on deposit accounts	496	588	608	591	568
Bank card interchange fees	508	573	411	446	401
Bank owned life insurance income	99	100	100	138	99
Gain (loss) on sales and calls of securities, net	—	—	—	(6)	—
Other	181	411	390	178	183
Non-interest income	1,284	1,672	1,509	1,347	1,251

Salaries & employee benefits	3,915	3,923	3,893	3,885	3,788
Occupancy and equipment	898	915	896	880	895
Professional fees	165	201	186	222	205
Marketing expense	227	247	259	308	300
FDIC insurance	108	118	118	139	182
Data processing expense	313	280	281	307	324
State franchise and deposit tax	315	272	282	282	282
Deposit account related expense	281	170	213	221	219
Other real estate owned expense	166	278	271	237	82
Litigation and loan collection expense	46	83	61	48	53
Other	847	835	770	876	839
Non-interest expense	7,281	7,322	7,230	7,405	7,169

Income before income taxes	2,962	3,054	3,041	2,466	2,263
Income tax expense	123	614	604	483	329
Net income	$2,839	$2,440	$2,437	$1,983	$1,934

Weighted average shares – Basic	7,469,912	7,457,206	7,455,316	7,424,742	6,285,420
Weighted average shares – Diluted	7,469,912	7,457,206	7,455,316	7,424,742	6,285,420

Basic earnings per common share	$0.38	$0.33	$0.33	$0.27	$0.31
Diluted earnings per common share	$0.38	$0.33	$0.33	$0.27	$0.31
Cash dividends declared per common share	$0.00	$0.00	$0.00	$0.00	$0.00

LIMESTONE BANCORP, INC. Unaudited Financial Information (in thousands, except share and per share data)

	As of
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18

Assets
Loans	$786,585	$765,244	$757,051	$749,234	$729,432
Allowance for loan losses	(8,686)	(8,880)	(8,634)	(8,580)	(8,526)
Net loans	777,899	756,364	748,417	740,654	720,906
Securities available for sale	206,411	201,192	184,870	178,896	160,812
Federal funds sold & interest bearing deposits	24,029	28,398	31,761	33,534	30,073
Cash and due from financial institutions	6,461	6,963	5,770	7,013	7,610
Premises and equipment	14,926	14,655	17,027	16,813	16,789
Premises held for sale	1,050	1,050	—	—	—
Bank owned life insurance	15,739	15,646	15,551	15,456	15,323
FHLB Stock	6,813	7,233	7,233	7,323	7,323
Other real estate owned	3,335	3,485	3,750	4,510	4,385
Deferred taxes, net	28,568	29,282	30,230	30,623	30,997
Accrued interest receivable and other assets	6,092	5,424	5,882	5,699	5,886
Total Assets	$1,091,323	$1,069,692	$1,050,491	$1,040,521	$1,000,104

Liabilities and Equity
Certificates of deposit	$465,369	$450,886	$457,239	$435,454	$431,921
Interest checking	96,537	94,269	87,407	88,955	92,048
Money market	166,430	171,924	159,499	150,048	150,974
Savings	34,066	34,534	34,320	35,220	35,984
Total interest bearing deposits	762,402	751,613	738,465	709,677	710,927
Demand deposits	146,440	142,618	135,561	136,553	135,984
Total deposits	908,842	894,231	874,026	846,230	846,911
FHLB advances	51,511	46,549	51,591	71,630	26,752
Junior subordinated debentures	21,000	21,000	21,000	21,000	23,025
Senior debt	10,000	10,000	10,000	10,000	10,000
Accrued interest payable and other liabilities	3,651	5,815	5,662	5,262	5,186
Total liabilities	995,004	977,595	962,279	954,122	911,874

Preferred stockholders’ equity	—	—	—	—	2,771
Common stockholders’ equity	96,319	92,097	88,212	86,399	85,459
Total stockholders’ equity	96,319	92,097	88,212	86,399	88,230
Total Liabilities and Stockholders’ Equity	$1,091,323	$1,069,692	$1,050,491	$1,040,521	$1,000,104

Ending shares outstanding	7,460,614	7,462,720	7,456,590	7,454,993	7,409,864
Book value per common share	$12.91	$12.34	$11.83	$11.59	$11.53
Tangible book value per common share	12.91	12.34	11.83	11.59	11.53

LIMESTONE BANCORP, INC. Unaudited Financial Information (in thousands, except share and per share data)

	As of
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
Average Balance Sheet Data
Assets	$1,075,553	$1,066,216	$1,037,636	$1,013,008	$987,390
Loans	766,505	765,542	748,444	734,709	724,203
Earning assets	1,009,948	1,001,093	968,876	943,023	915,762
Deposits	900,829	895,377	869,707	842,757	834,695
Long-term debt and advances	76,524	75,339	74,994	76,209	74,063
Interest bearing liabilities	834,637	824,300	810,917	783,123	777,140
Stockholders’ equity	93,491	89,836	87,486	88,701	73,205

Quarterly Performance Ratios
Return on average assets	1.07%	0.91%	0.93%	0.79%	0.79%
Return on average equity	12.32	10.78	11.05	8.97	10.71
Yield on average earning assets (tax equivalent)	4.90	4.66	4.56	4.51	4.45
Cost of interest bearing liabilities	1.57	1.46	1.32	1.13	0.96
Net interest margin (tax equivalent)	3.61	3.46	3.45	3.57	3.63
Efficiency ratio	71.08	70.57	72.88	76.13	76.01

Asset Quality Data
Nonaccrual loans	$1,921	$1,991	$2,692	$3,170	$4,370
Troubled debt restructurings on accrual	910	910	910	916	922
Loan 90 days or more past due still on accrual	—	—	—	—	—
Total non-performing loans	2,831	2,901	3,602	4,086	5,292
Real estate acquired through foreclosures	3,335	3,485	3,750	4,510	4,385
Other repossessed assets	—	—	—	—	—
Total non-performing assets	$6,166	$6,386	$7,352	$8,596	$9,677

Non-performing loans to total loans	0.36%	0.38%	0.48%	0.55%	0.73%
Non-performing assets to total assets	0.57	0.60	0.70	0.83	0.97
Allowance for loan losses to non-performing loans	306.82	306.10	239.70	209.99	161.11

Allowance for loan losses to total loans	1.10%	1.16%	1.14%	1.15%	1.17%

Loan Charge-off Data
Loans charged off	$(278)	$(133)	$(143)	$(293)	$(47)
Recoveries	84	379	547	497	371
Net recoveries (charge-offs)	$(194)	$246	$404	$204	$324

Loans by Risk Category
Pass	$756,493	$745,604	$736,193	$720,446	$695,507
Watch	17,412	13,164	12,314	19,091	17,938
Special Mention	—	113	114	115	162
Substandard	12,680	6,363	8,430	9,582	15,825
Doubtful	—	—	—	—	—
Total	$786,585	$765,244	$757,051	$749,234	$729,432

Loans by Past Due Status
Past due loans:
30 – 59 days	$2,001	$1,593	$1,492	$1,134	$6,402
60 – 89 days	240	331	929	538	472
90 days or more	—	—	—	—	—
Nonaccrual loans	1,921	1,991	2,692	3,170	4,370
Total past due and nonaccrual loans	$4,162	$3,915	$5,113	$4,842	$11,244

LIMESTONE BANCORP, INC. Unaudited Financial Information (in thousands, except share and per share data)

	As of
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
Risk-based Capital Ratios - Company
Tier I leverage ratio	9.30%	9.00%	8.91%	8.70%	9.18%
Common equity Tier I risk-based capital ratio	9.57	9.44	9.21	8.92	8.98
Tier I risk-based capital ratio	11.29	11.08	10.83	10.41	11.03
Total risk-based capital ratio	12.32	12.23	12.07	11.76	12.56

Risk-based Capital Ratios – Limestone Bank
Tier I leverage ratio	9.88%	9.60%	9.51%	9.37%	9.31%
Common equity Tier I risk-based capital ratio	12.01	11.83	11.56	11.23	11.18
Tier I risk-based capital ratio	12.01	11.83	11.56	11.23	11.18
Total risk-based capital ratio	13.01	12.88	12.60	12.26	12.43

FTE employees	207	214	215	217	214

Non-GAAP Financial Measures Reconciliation

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income. The efficiency ratio is calculated by dividing total non-interest expenses as determined under GAAP by net interest income and total non-interest income, but excluding net gains on the sale of securities from the calculation. Management believes this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

	Three Months Ended
	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
Efficiency Ratio	(in thousands)

Net interest income	$8,959	$8,704	$8,412	$8,374	$8,181
Non-interest income	1,284	1,672	1,509	1,347	1,251
Less: Net gain (loss) on securities	—	—	—	(6)	—
Revenue used for efficiency ratio	10,243	10,376	9,921	9,727	9,432
Non-interest expense	7,281	7,322	7,230	7,405	7,169

Efficiency ratio	71.08%	70.57%	72.88%	76.13%	76.01%

CONTACT:
John T. Taylor
Chief Executive Officer
(502) 499-4800